UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 14, 2026

HA SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35877	46-1347456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place,

Suite 200

Annapolis, Maryland 21401

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (410) 571-9860

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HASI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On July 14, 2026, HA Sustainable Infrastructure Capital, Inc. (the “Company”) as borrower, entered into a new $2.250 billion, 5-year unsecured revolving credit facility pursuant to a CarbonCount®-based revolving credit agreement (the “New Credit Agreement”) with JPMorgan Chase Bank, N.A. (“JPMorgan”) as administrative agent, sole bookrunner, sustainability structuring agent and lead arranger, Citibank, N.A., Coöperatieve Rabobank U.A., Credit Agricole Corporate and Investment Bank, ING Capital LLC, Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., Royal Bank of Canada, Sumitomo Mitsui Banking Corporation and Truist Bank as documentation agents, the loan parties from time to time party thereto and the lenders party thereto. The obligations of the Company under the New Credit Agreement are guaranteed by certain subsidiaries of the Company. The New Credit Agreement replaces the Company’s prior $1.825 billion unsecured credit facility entered into in April 2024 (the “Prior Credit Agreement”). Each of the existing 18 relationship bank lenders committed under the New Credit Agreement participated in the Prior Credit Agreement.

The following table summarizes certain key changes reflected in the New Credit Agreement as compared to the Prior Credit Agreement.

Term	New Credit Agreement	Prior Credit Agreement
Revolving Commitment	$2,250,000,000	$1,825,000,000
Maturity	July 2031	April 2028
Current Interest Rate on Drawn Amounts	Current spread of 157.5 bps + Term SOFR (or the applicable benchmark). The current spread is based on the Company’s current credit rating adjusted for the applicable CarbonCount®-based sustainability adjustment of 5 bps.	Current spread of 167.5 bps + Term SOFR (or the applicable benchmark). The current spread is based on the Company’s current credit rating plus 10 bps adjusted for the applicable CarbonCount®-based sustainability adjustment of 5 bps.
Current Commitment Fee Rate on Undrawn Amounts	Current commitment fee of 27 bps based on the Company’s credit rating adjusted for the applicable CarbonCount®-based sustainability adjustment on undrawn amounts.	Current commitment fee of 29.5 bps based on the Company’s credit rating adjusted for the applicable CarbonCount®-based sustainability adjustment on undrawn amounts.

The New Credit Agreement bears interest at a rate of the Term SOFR Rate (as defined in the New Credit Agreement) or the applicable benchmark plus an applicable margin ranging from 1.25% to 2.125% based on the Company’s current credit rating, which may be adjusted upward or downward up to 0.10% to the extent the Company achieves certain CarbonCount® levels. The New Credit Agreement has a commitment fee on undrawn amounts ranging from 0.20% to 0.45% based on the Company’s current credit rating, which may be adjusted upward or downward up to 0.01% to the extent the Company achieves certain CarbonCount® levels. For the current interest rate on drawn amounts and current fee rate on undrawn amounts under the New Credit Agreement, see the table above.

The New Credit Agreement contains terms, conditions, covenants, and representations and warranties that are customary and typical for a transaction of this nature, including various affirmative and negative covenants, and limitations on the incurrence of liens and indebtedness, investments, fundamental organizational changes, dispositions, changes in the nature of business, transactions with affiliates, use of proceeds, stock repurchases, and dividends the Company declares. The New Credit Agreement also includes customary events of default and remedies.

A copy of the New Credit Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the descriptions of the material terms of the New Credit Agreement in this Item 1.01 are qualified in their entirety by reference to such Exhibit, which is incorporated herein by reference.

The above summary of the terms of the Prior Credit Agreement is not a complete description thereof and is qualified in its entirety by the full text of the Prior Credit Agreement and the amendments thereto, which are filed as Exhibits 1.2, 1.3, 1.4, 1.5, 1.6 and 1.7 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On July 14, 2026, in connection with the Company’s entry into the New Credit Agreement described in Item 1.01 above, the Company terminated the Prior Credit Agreement. The Company had no outstanding loans under the Prior Credit Agreement and all other obligations under the Prior Credit Agreement have been paid, with the exception of letters of credit issued under the Prior Credit Agreement which are now issued under the New Credit Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 8.01.  Other Events.

On July 14, 2026, the Company as borrower, entered into a new $400 million, 3-year senior unsecured term loan facility pursuant to a CarbonCount®-based term loan agreement (the “New Term Loan Agreement”) with JPMorgan as administrative agent, sole bookrunner and sustainability structuring agent, Coöperatieve Rabobank U.A., New York Branch and JP Morgan as joint lead arrangers, Coöperatieve Rabobank U.A., New York Branch as documentation agent, the loan parties from time to time party thereto and the lenders party thereto. The obligations of the Company under the New Term Loan Agreement are guaranteed by certain subsidiaries of the Company. The New Term Loan Agreement replaces the Company’s existing $250 million unsecured term loan facility entered into in April 2024 (the “Prior Term Loan Agreement”) and the Company’s existing $250 million delayed draw term loan facility entered into in November 2025 (the “Delayed Draw Term Loan Agreement”), which were terminated on July 14, 2026.

Principal amounts under the New Term Loan Agreement will bear interest at a rate of Term SOFR plus applicable margins based on the Company’s current credit rating, which may be adjusted up to 0.10% to the extent the Company achieves certain CarbonCount® levels. As of the date of the New Term Loan Agreement, the applicable margin is 1.45%, which represents a 33 basis point reduction compared to the weighted average spreads of the Company’s Prior Term Loan Agreement and Delayed Draw Term Loan Agreement, based on spreads at close of 1.925% and 1.65%, respectively.

The New Term Loan Agreement contains terms, conditions, covenants, and representations and warranties that are customary and typical for a transaction of this nature, including various affirmative and negative covenants, and limitations on the incurrence of liens and indebtedness, investments, fundamental organizational changes, dispositions, changes in the nature of business, transactions with affiliates, use of proceeds, stock repurchases, and dividends the Company declares. The New Term Loan Agreement also includes customary events of default and remedies.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Credit Agreement, dated as of July 14, 2026, by and among the Company, JPMorgan Chase Bank, N.A. as administrative agent, sole bookrunner, sustainability structuring agent and lead arranger, Citibank, N.A., Coöperatieve Rabobank U.A., Credit Agricole Corporate and Investment Bank, ING Capital LLC, Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., Royal Bank of Canada, Sumitomo Mitsui Banking Corporation and Truist Bank as documentation agents, the loan parties from time to time party thereto and each lender from time to time party thereto.
1.2	Credit Agreement, dated as of April 12, 2024, by and among the Company, certain subsidiaries of the Company, JPMorgan Chase Bank, N.A. as administrative agent, sole bookrunner and sustainability structuring agent and lender, Citibank, N.A., Credit Agricole Corporate and Investment Bank, Keybank National Association, M&T Bank, Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., Royal Bank of Canada, Sumitomo Mitsui Banking Corporation and Truist Securities, Inc. as joint lead arrangers, Bank of America, N.A., Barclays Bank PLC and Goldman Sachs Bank USA as documentation agents, and each lender from time to time party thereto (incorporated by reference to Exhibit 1.1 to the Company’s Form 8-K (No.001-35877), filed on April 17, 2024).
1.3	Amendment No. 1 to Credit Agreement, dated as of September 10, 2024, by and among the Company, certain subsidiaries of the Company, JPMorgan Chase Bank, N.A. as administrative agent, sole bookrunner, sustainability structuring agent and lender, Citibank, N.A., Credit Agricole Corporate and Investment Bank, Keybank National Association, M&T Bank, Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., Royal Bank of Canada, Sumitomo Mitsui Banking Corporation and Truist Securities, Inc. as joint lead arrangers and lenders, and Bank of America, N.A., Barclays Bank PLC and Goldman Sachs Bank USA as documentation agents and lenders (incorporated by reference to Exhibit 1.2 to the Company’s Form 8-K (No.001-35877), filed on September 13, 2024).
1.4	Amendment No. 2 to Credit Agreement, dated as of October 31, 2024, by and among the Company, certain subsidiaries of the Company, JPMorgan Chase Bank, N.A. as administrative agent and Coöperatieve Rabobank U.A., New York Branch as lender (incorporated by reference to Exhibit 1.3 to the Company’s Form 8-K (No.001-35877), filed on November 1, 2024).
1.5	Amendment No. 3 to Credit Agreement, dated as of March 28, 2025, by and among the Company, certain subsidiaries of the Company, JPMorgan Chase Bank, N.A. as administrative agent and Bank of Montreal and M&T Bank as lenders (incorporated by reference to Exhibit 1.4 to the Company’s Form 8-K (No.001-35877), filed on March 31, 2025).
1.6	Amendment No. 4 to Credit Agreement, dated as of December 9, 2025, by and among the Company, certain subsidiaries of the Company, JPMorgan Chase Bank, N.A. as administrative agent and ING Capital LLC as lender (incorporated by reference to Exhibit 1.5 to the Company’s Form 8-K (No.001-35877), filed on December 10, 2025).
1.7	Amendment No. 5 to Credit Agreement, dated as of December 22, 2025, by and among the Company, certain subsidiaries of the Company, JPMorgan Chase Bank, N.A. as administrative agent and Natixis, New York Branch and The Bank of Nova Scotia as lenders (incorporated by reference to Exhibit 1.6 to the Company’s Form 8-K (No.001-35877), filed on December 29, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HA SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

	By:	/s/ Charles W. Melko
Dated: July 20, 2026		Name: Charles W. Melko
Title: Senior Managing Director, Chief Financial Officer and Treasurer